PURCHASE AGREEMENT


     This Purchase Agreement (this "Agreement"), dated to be effective as of August 1, 1997, is among John E. Anderson, an individual ("Seller"), and Healthcare Innovations, LLC, an Arkansas limited liability company ("Purchaser"),


                              W I T N E S S E T H :

     WHEREAS, Seller desires to sell, and Purchaser desires to purchase, all of the outstanding shares of common stock (the "Shares") of Sandy Home Health, Inc., a Utah corporation ("SHH");

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                Purchase and Sale

     Section 1.1. Purchase and Sale of Shares. Subject to and upon the terms and conditions contained herein, at the Closing (as defined below), Seller shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all security interests, liens, claims and encumbrances of every kind, and Purchaser shall purchase, accept and acquire from Seller, the Shares.

     Section 1.2. Purchase Price. The total purchase price for the Shares, in the aggregate, shall be $50,000, payable in cash in full on the date hereof (the "Purchase Price").

                                   ARTICLE II

                    Representations and Warranties of Seller

     Except as set forth on Schedule II, Seller represents and warrants that the following are true and correct as of the date hereof:

     Section 2.1. Organization and Good Standing; Qualification. SHH is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. SHH is duly qualified to do business as a foreign corporation in each jurisdiction where it is required to be so qualified, except where failure to be so qualified will not have a material adverse effect on SHH.

     Section 2.2. Shares. There are currently 1,000,000 Shares issued and outstanding. Seller owns, beneficially and of record, good and marketable title to the Shares, which constitutes all of the issued and outstanding capital stock of SHH, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholders' agreements. At the Closing, Seller will convey to Purchaser good and marketable title to all of the issued and outstanding capital stock of the Corporation, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders' agreements or restrictions.

     Section 2.3. Capitalization. The authorized capital stock of SHH consists of (i) 20,000,000 shares of common stock, par value $.001 per share, of which 1,000,000 shares are issued and outstanding, and (ii) 5,000,000 shares of preferred stock, par value $.001 per share, of which no shares are issued and outstanding, and no shares of such capital stock are held in the treasury of SHH. All of issued and outstanding shares of capital stock of SHH are duly authorized, validly issued, fully paid and nonassessable. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of SHH. Neither Seller nor SHH are parties to or bound by, nor do they have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of SHH. No shares of capital stock of SHH have been issued or disposed of in violation of the preemptive rights of any of SHH's shareholders. All accrued dividends on the capital stock of SHH whether or not declared, have been paid in full.

         Section 2.4. Authorization and Validity. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Seller, and constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. The sale of the Shares to Purchaser will not impair the ability or authority of SHH to carry on its business as now conducted in any respect.

     Section 2.5. No Violation. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the charter documents of SHH or any agreement, contract, indenture or other instrument under which Seller or SHH is bound or to which any of SHH's Assets are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of SHH's Assets or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over SHH's Assets.

     Section 2.6. Consents. No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller or SHH.

     Section 2.7. Taxes.

         (a) Filing of Tax Returns. SHH has duly and timely filed with the appropriate governmental agencies all income, excise, corporate, franchise, property, sales, use, payroll, tax returns (including information returns) and reports required to be filed by the United States or any state or any political subdivision thereof or any foreign jurisdiction. To the best knowledge of Seller, all such tax returns or reports are complete and accurate and properly reflect the taxes of SHH for the periods covered thereby.

         (b) Payment of Taxes. SHH has paid or accrued all taxes, penalties and interest that have become due with respect to any returns that it has filed and any assessments of which it is aware. SHH is not delinquent in the payment of any tax, assessment or governmental charge.

     Section 2.8. Compliance with Laws. SHH has complied with all laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports. There are no existing violations by SHH of any federal, state or local law or regulation that could affect the property or business of SHH. To the best knowledge of Seller, SHH has, and following the Closing will continue to have, all permits necessary for the conduct of its business.

     Section 2.9. Litigation. There are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of Seller threatened, against or adversely affecting, or that could adversely affect, SHH, any of its assets, or the business of SHH.

     Section 2.10. Accounts Receivable. Schedule II sets forth the accounts receivable of SHH for services performed as of June 30, 1997 and the payments and rights to receive payments related thereto, which is a complete and accurate listing of all accounts receivable of SHH as of the date hereof. All such accounts receivable have arisen from bona fide transactions in the ordinary course of business and represent payments due from patients who have received services from SHH or third party payors. Seller makes no representation and warranty with respect to the collectability of such accounts receivable.

     Section  2.11.  Assets.  SHH owns good and  marketable  title to all of its
assets,   free  and  clear  of  all  security   interests,   liens,  claims  and
encumbrances, except for liens granted with respect to equipment leases.

     Section 2.12. Financial Statements. Seller has furnished to Purchaser the unaudited balance sheet and related unaudited statements of income, retained earnings and cash flows for the twelve-month period ended June 30, 1997, (collectively, the "Financial Statements"). To the best knowledge of Seller, the Financial Statements are true, correct and complete in all material respects, are in accordance with the books and records of SHH, fairly present the financial condition and results of operations of SHH as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis with prior periods, to the extent applicable to financial statements compiled and prepared without audit. Between June 30, 1997, and July 31, 1997, no events have occurred which would result in material adverse changes to the Financial Statements or the liabilities listed on Schedule 6.2.

     Section 2.13.  Liabilities and  Obligations.  The Financial  Statements and
Schedule 6.2 reflect all liabilities of SHH, accrued, contingent or otherwise (known or unknown and asserted or unasserted), arising out of transactions effected or events occurring on or prior to the date hereof. All reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for losses thereby contemplated. Except as set forth in the Financial Statements and Schedule 6.2, SHH is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and neither SHH nor Seller knows of any basis for the assertion of any other claims or liabilities of any nature or in any amount.

     Section 2.14. Employee Matters.

         (a) Cash Compensation. Schedule II contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "Cash Compensation") of all employees of SHH.

         (b) Compensation Plans. Schedule II contains a complete and accurate list of all employment agreements, compensation plans, arrangements or practices (the "Compensation Plans") with respect to SHH.

     Section 2.15. Employee Benefit Plans.

         (a) Identification. Schedule II contains a complete and accurate list of all employee benefit plans (the "Employee Benefit Plans") (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by SHH or to which SHH contributes on behalf of its employees and all Employee Benefit Plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof.

     (b) Administration. Each Employee Benefit Plan has been administered and maintained in compliance with all laws, rules and regulations.

     (c) Examinations. No Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.

                                   ARTICLE III

                   Representations and Warranties of Purchaser

     Section 3.1. Organization and Good Standing. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     Section 3.2. Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Purchaser and constitute or will constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

     Section 3.3. No Violation. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Organization or Operating Agreement of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the properties or assets of Purchaser.

                                   ARTICLE IV

                               Closing Deliveries

     Section 4.1. Deliveries of Seller. The closing of the transactions contemplated herein (the "Closing") shall take place simultaneously with execution of this Agreement. Seller is hereby delivering to Purchaser a certificate representing the Shares.

     Section 4.2. Deliveries of Purchaser. Purchaser is hereby delivering funds representing the Purchase Price to Seller.

     Section 4.3. Release. Purchaser is hereby delivering to Seller a release of Seller as guarantor of all indebtedness of SHH to MB Software Corporation, a member of Purchaser.

                                    ARTICLE V

                              Post Closing Matters

     Section 5.1. Further Instruments of Transfer; Further Payments. Following the Closing, at the request of any party, the parties shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to vest in Purchaser good and marketable title to the Shares to Purchaser. To the extent that Seller receives payment on any account receivable of SHH, Seller shall promptly forward such payment to Purchaser at the address set forth below.

     Section 5.2. Agreement to Make Loan Payoff. Purchaser agrees to pay in full the indebtedness of SHH to Zions as listed on Schedule 6.2, together with any and all interest accrued thereon, on or before June 30, 1998 or earlier on the due date of such indebtedness, if Zions will not agree to the extension of such indebtedness without the personal guarantee of Seller. Such loan represents a line of credit with Zions, which shall not be drawn beyond the present outstanding principal amount of $40,000. Purchaser agrees to pay or cause SHH to pay in full the indebtedness of SHH to Seller, as listed on Schedule 6.2, together with any and all interest accrued thereon, on or before December 31, 1997, and Seller agrees to such modification of SHH's indebtedness to Seller.

                                   ARTICLE VI

                                    Remedies

     Section 6.1. Indemnification by Seller. Subject to the terms and conditions of this Article, Seller, agrees to indemnify, defend and hold Purchaser and its directors, officers, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by such indemnitees by reason of or resulting from:

         (a) a breach of any representation, warranty or covenant of Seller contained herein, or in any exhibit, schedule, or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby; or

         (b)      any failure to comply with any applicable bulk transfer laws.

     Subject to the terms and conditions of this Article, Seller shall indemnify, defend and hold Purchaser and its directors, officers, agents, attorneys and affiliates harmless from and against all Damages in excess of $40,000 asserted against or incurred by such indemnitees by reason of or resulting from any claim by Medicare or other payor for repayment with respect to past mispayments or misrepresentations based on reports filed through the date hereof; regardless of whether such claim is in the form of an offset against current payments or otherwise.

     Notwithstanding the foregoing, (i) Seller shall have no obligation to Purchaser pursuant to this Section until Purchaser's claims for Damages exceeds, in the aggregate, $10,000, at which time Purchaser shall be entitled to indemnification for only those Damages that are in excess of $10,000; (ii) Seller's obligations pursuant to this Section resulting from any breach of a representation, warranty or covenant of Seller contained in Sections 2.12 and
2.13 shall not exceed $200,000, in the aggregate, and notice of any claim for indemnification for Damages resulting from such breach must be delivered to Seller within one year following the date hereof; (iii) Seller must be notified of any claim for indemnification against Seller under this Section (other than for breach of a representation, warranty or covenant of Seller contained in
Section 2.12 or Section 2.13) within two years  following  the date hereof;  and
(iv) Seller may, at his sole option, elect to defer any indemnification obligation arising prior to September 1, 1998 until September 2, 1998, by giving Purchaser notice of such election in writing.

     Section 6.2. Indemnification by Purchaser. Subject to the terms and conditions of this Article, Purchaser hereby agrees to indemnify, defend and hold Seller and his affiliates harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from a breach by Purchaser of any representation, warranty or covenant of Purchaser contained herein or in any exhibit, schedule or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby and with respect to any liabilities of SHH listed on Schedule 6.2, Purchaser shall indemnify, defend and hold Seller and his affiliates from and against all Damages asserted against or incurred by Seller and his affiliates by reason of or resulting from a failure of SHH to pay any of the liabilities listed on Schedule 6.2.

     Section 6.3. Conditions of Indemnification. The respective obligations and liabilities of Seller and Purchaser (the "indemnifying party") to the other (the "party to be indemnified") under Sections 6.1 and 6.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

         (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

         (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

         (c) Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

     (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

     Section 6.4. Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

     Section 6.5. Remedies Not Exclusive. The remedies provided in this Article shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

     Section 6.6. Costs, Expenses and Legal Fees. Each party hereto shall bear its own costs and expenses (including attorneys' fees), except that each party hereto agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by the other parties in successfully (i) enforcing any of the terms of this Agreement or (ii) proving that another party breached any of the terms of this Agreement.

                                   ARTICLE VII

                                  Miscellaneous

     Section 7.1. Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto.

     Section 7.2. Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto, except by Purchaser to an affiliate of Purchaser.

     Section 7.3. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

     Section 7.4. Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     Section 7.5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 7.6. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of Seller or Purchaser pursuant to this Agreement shall be deemed to have been representations and warranties by Seller or Purchaser, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing for a period of two years.

     Section 7.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED

AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF UTAH.

     Section 7.8. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     Section 7.9. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

     Section 7.10. Reference to Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

     Section 7.11. Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

                  If to Purchaser:
                                       c/o Healthcare Innovations, LLC
                                       2225 E. Randol Mill Rd.
                                       Suite 305
                                       Arlington, Texas 76011
                                       Attention: Scott Haire

                  with a copy to:
                                       Brad L. Whitlock
                                       Jackson Walker L.L.P.
                                       901 Main Street
                                       Suite 6000
                                       Dallas, Texas 75202

                  If to Seller:
                                       John E. Anderson
                                       1310 Casper Circle
                                       St. George, Utah 84790

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

     Section 7.12. Service of Process. Service of any and all process that may be served on any party hereto in any suit, action or proceeding arising out of this Agreement may be made in the manner and to the address set forth in Section
7.11 and service thus made shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made.

     Section 7.13. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     Section 7.14. Attorneys Fees. Each party shall bear its own attorneys' fees incurred in connection with this transaction; provided that in the event of a dispute regarding any breach of the terms hereof, the prevailing party shall be entitled to have its attorneys' fees paid by the non-prevailing party.


                                             HEALTHCARE INNOVATIONS, LLC


                                             By: /s/ Scott A. Haire
                                                 -----------------------
                                                 Scott A. Haire,
                                                 President



                                                 /s/ John E. Anderson
                                                 -----------------------
                                                 John E. Anderson

                                   SCHEDULE II


a. Purchaser has received a copy of SHH's employee handbook and acknowledges the terms set forth therein.

b. SHH is subject to a Medicare audit for the fiscal year ended June 30, 1995. It is presently anticipated that SHH will be required to pay between $30,000 and $40,000 for over- reimbursements for the period.

c. With respect to the Medicare audit for the fiscal year ended June 30, 1996, it is presently anticipated that SHH will be required to pay a maximum of $10,000 for over-reimbursements for the period.


Consents

         State of Utah request for agency action to reflect change of ownership.

Accounts Receivable

         See Exhibit II-A attached hereto and incorporated herein by this reference.

Employee Matters

         See Exhibit II-B attached hereto and incorporated herein by this reference.

Employee Benefit Plans

         SEP - Edward Jones & Co.

         Cafeteria/Flexible Benefits Plan

         ValueCare Health Insurance

         Disability Insurance

Matters disclosed by vehicle leases, copy machine leases, promissory notes and related documentation with respect to liabilities disclosed on Schedule 6.2.

                                  SCHEDULE 6.2

                     List of all Current Liabilities of SHH


Amounts are as of June 30, 1997 unless otherwise specified

Accounts Payable                                        128,810.72
A/P Other Agencies                                      149,315.50
Due Medicare                                             35,945.00
Wages payable                                            60,570.40
Accrued PTO Payable                                      34,061.90
FICA/Federal Withholding                                 21,733.08
State Withholding Payable                                 5,438.35
FUTA Payable                                              1,706.42
SUTA Payable                                                993.00
Pension Payable                                          24,424.81
Notes Payable-Zions                                      40,000.00
Employee Garnishments Payable                             1,357.39
Employee Credit Union Payable                               512.74
Employee Cafeteria Plan Payable                            (360.55)
Loan J. E. Anderson                                      36,321.98
Loan Payable-MB Software                                 60,000.00
Notes Payable-Long Term                                  17,675.84


Equipment, vehicle and office space leases per Exhibit 6.2-A attached hereto and incorporated hereby by this reference

Accruals with respect to each of the foregoing through completion of sale of shares to Purchaser.